SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant |_|

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|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|_|   Definitive Proxy Statement
|X|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           FPIC INSURANCE GROUP, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

                   [Letterhead of FPIC Insurance Group, Inc.]

William R. Russell
President and
Chief Executive Officer

                                   May 5, 2000

Dear Shareholder:

      You are cordially invited to our Annual Meeting of Shareholders. The meeting will be held on Wednesday, June 7, 2000, at 10:00 a.m. local time, in the Pensacola Room at the Omni Hotel, located at 245 Water Street, Jacksonville, FL 32202.

      At this year's meeting, you will vote on the election of four Directors and on amendments to the Company's stock option plans.

      A notice of meeting and a proxy statement containing more information about these items are attached.

      Your vote is important. Please sign and return your proxy card before the meeting, so that your shares will be represented and voted at the meeting, even if you cannot attend.


                                          Sincerely,


                                          /s/ William R. Russell
                                          ----------------------
                                          William R. Russell